                                                                   Exhibit 23.2

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the use in this Registration Statement of ManTech International Corporation on Form S-1 of our report dated November 16, 2001, appearing in the Prospectus, which is part of this Registration Statement, and of our report dated November 16, 2001 relating to the financial statement schedule appearing elsewhere in this Registration Statement.

    We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP McLean, Virginia November 20, 2001

                                      1